UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 21, 2003

ALPHANET SOLUTIONS, INC. (Exact name of registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	0-27042 (Commission File Number)	22-2554535 (I.R.S. Employer Identification Number)

7 Ridgedale Avenue, Cedar Knolls, New Jersey (Address of principal executive offices)	07927 (Zip Code)

Registrant’s telphone number, including area code	(973) 267-0088

Not Applicable (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

           On April 21, 2003, AlphaNet Solutions, Inc. issued a press release announcing the execution of an Agreement and Plan of Merger dated April 21, 2003 by and among Ciber, Inc., Ciber Acquisition Corporation, and AlphaNet Solutions, Inc. and the execution of a Voting and Option Agreement dated April 21, 2003 between Ciber, Inc. Stan Gang, and Fallen Angel Equity Fund, L.P. Copies of the Agreement and Plan of Merger, with exhibits, and the press release are attached as Exhibits to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Title

2.1	Agreement and Plan of Merger dated April 21, 2003 by and among Ciber, Inc., Ciber Acquisition Corporation, and AlphaNet Solutions, Inc.

99	Press Release dated April 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2003	ALPHANET SOLUTIONS, INC. By: WILLIAM S. MEDVE —————————————— William S. Medve Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

2.1	Agreement and Plan of Merger dated April 21, 2003 by and among Ciber, Inc., Ciber Acquisition Corporation, and AlphaNet Solutions, Inc.

99	Press Release, dated April 21, 2003.